Exhibit 16

NUVEEN INVESTMENT FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, a director of the above-referenced Maryland corporation (the “Corporation”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, DIANA R. GONZALEZ, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization of Nuveen Large Cap Value Fund, a series of Nuveen Investment Trust, into Nuveen Dividend Value Fund, a series of the Corporation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organization has hereunto set his hand this 4th day of May 2020.

/s/ Jack B. Evans
Jack B. Evans

NUVEEN INVESTMENT FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, a director of the above-referenced Maryland corporation (the “Corporation”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, DIANA R. GONZALEZ, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization of Nuveen Large Cap Value Fund, a series of Nuveen Investment Trust, into Nuveen Dividend Value Fund, a series of the Corporation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organization has hereunto set his hand this 4th day of May 2020.

/s/ William C. Hunter
William C. Hunter

NUVEEN INVESTMENT FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, a director of the above-referenced Maryland corporation (the “Corporation”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, DIANA R. GONZALEZ, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization of Nuveen Large Cap Value Fund, a series of Nuveen Investment Trust, into Nuveen Dividend Value Fund, a series of the Corporation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organization has hereunto set his hand this 4th day of May 2020.

/s/ Albin F. Moschner
Albin F. Moschner

NUVEEN INVESTMENT FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, a director of the above-referenced Maryland corporation (the “Corporation”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, DIANA R. GONZALEZ, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization of Nuveen Large Cap Value Fund, a series of Nuveen Investment Trust, into Nuveen Dividend Value Fund, a series of the Corporation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organization has hereunto set his hand this 1st day of May 2020.

/s/ John K. Nelson
John K. Nelson

NUVEEN INVESTMENT FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, a director of the above-referenced Maryland corporation (the “Corporation”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, DIANA R. GONZALEZ, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization of Nuveen Large Cap Value Fund, a series of Nuveen Investment Trust, into Nuveen Dividend Value Fund, a series of the Corporation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organization has hereunto set her hand this 5th day of May 2020.

/s/ Judith M. Stockdale
Judith M. Stockdale

NUVEEN INVESTMENT FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, a director of the above-referenced Maryland corporation (the “Corporation”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, DIANA R. GONZALEZ, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization of Nuveen Large Cap Value Fund, a series of Nuveen Investment Trust, into Nuveen Dividend Value Fund, a series of the Corporation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organization has hereunto set her hand this 4th day of May 2020.

/s/ Carole E. Stone
Carole E. Stone

NUVEEN INVESTMENT FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, a director of the above-referenced Maryland corporation (the “Corporation”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, DIANA R. GONZALEZ, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization of Nuveen Large Cap Value Fund, a series of Nuveen Investment Trust, into Nuveen Dividend Value Fund, a series of the Corporation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organization has hereunto set his hand this 30th day of April 2020.

/s/ Terence J. Toth
Terence J. Toth

NUVEEN INVESTMENT FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, a director of the above-referenced Maryland corporation (the “Corporation”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, DIANA R. GONZALEZ, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization of Nuveen Large Cap Value Fund, a series of Nuveen Investment Trust, into Nuveen Dividend Value Fund, a series of the Corporation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organization has hereunto set her hand this 1st day of May 2020.

/s/ Margaret L. Wolff
Margaret L. Wolff

NUVEEN INVESTMENT FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, a director of the above-referenced Maryland corporation (the “Corporation”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, DIANA R. GONZALEZ, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization of Nuveen Large Cap Value Fund, a series of Nuveen Investment Trust, into Nuveen Dividend Value Fund, a series of the Corporation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organization has hereunto set his hand this 4th day of May 2020.

/s/ Robert L. Young
Robert L. Young